UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Earliest Event Reported) May 14, 2003 (February 28, 2003)

Citizens Bancshares Corporation
(Exact Name of Registrant as
Specified in its Charter)

                    Georgia                                     333-38509                                  58-1631302
      (State or other jurisdiction                       (Commission                               (IRS Employer
            (of Incorporation)                             File Number)                         Identification Number)

75 Piedmont Avenue, NE, Atlanta, Georgia 30303
(Address of principal executive offices)

(404) 659-5959
(Registrant's Telephone Number)

(Former name or former address, if changed since last report)

Item 2  Acquisition of Assets

            On February 28, 2003, Citizens Bancshares Corporation ("CBC") completed its acquisition of CFS Bancshares, Inc. ("CFS")

            Under the terms of the agreement, each outstanding share of CFS common stock was converted into the right to receive cash in the amount of $65.04.  Further information regarding the terms of the acquisition is contained in the "Agreement and Plan of Merger by and between Citizens Bancshares Corporation and CFS Bancshares, Inc., et al." and the amendment thereto attached hereto as Exhibit 99.1.

Item 7  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)        Financial Statements of Business Acquired.

                        Historical financial statements of CFS Bancshares, Inc. are included as Exhibit 99.3.

            (b)        Pro Forma Financial Information.

                        Unaudited pro forma financial information of Citizens Bancshares Corporation is included as Exhibit 99.4.

            (c)        Exhibits.

23.1      Consent of KPMG LLP.

99.1      Agreement and Plan of Merger by and between Citizens Bancshares Corporation and CFS
 Bancshares, Inc., et al. dated May 30, 2002, as amended December 19, 2002.[1]/

99.2      Press Release. [2]/

99.3      Historical financial statements of CFS Bancshares, Inc. and Subsidiary.

99.4       Citizens Bancshares Corporation unaudited pro forma financial information.

[1]/  Incorporated by reference to Exhibit 99.1 to the Form 8-K filed by the Company May 30, 2002, and Exhibit 99.1 to the Form 8-K filed by the Company on December 31, 2002.

[2]/ Incorporated by reference to Exhibit 99.2 to the Form 8-K filed by the Company February 28, 2003.

Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            CITIZENS BANCSHARES CORPORATION

                                                            By: /s/ James E. Young
                                                                        James E. Young
                                                                        President

Dated: May 14, 2003

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